Exhibit 99.1

Gold / / Copper Turnaround in Progress NYSE & TSX July 2020 Presentation By: Rob McEwen, Chief Owner & Chairman Peter Mah , Chief Operating Officer Sylvain Guerard, SVP Exploration

MUX Cautionary Statement Risk adverse? Forget about buying our shares. Past performance is unreliable in predicting the future. Unexpected events can happen and can change forecasts. MUX

MUX Pros x Asset Rich x Diversified - Au, Ag, Cu x Great Exploration Results x Organic Growth Pipeline x Large Insider Ownership x Challenges - Debt - High Costs - Short Mine Life - Rebuilding Trust Goals ▪ Production Growth ▪ Cost / oz ▪ Mine Life Turnaround Story Strategy x Refinance Debt • Operational Improvements • Develop Organic Growth

MUX MUX’s Portfolio Mines Gold & Silver Development Pipeline Gold & Silver Froome Grey Fox Stock Copper Los Azules Fenix Black Fox Argentina Mexico Nevada Ontario Gold Bar El Gallo San José

MUX Froome 181 koz @ 5.1 g/t Au Production Q4 2021 Grey Fox 888 koz @ 7.1 g/t Au Scoping Study Q4 2020 Stock East: 121 koz @ 1.6 g/t Au Stock West Discovery Fenix Feasibility Study Q4 2020 Timmins, Canada Mexico 1. Resources presented are Measured & Indicated. Please see Appendix for more details. Black Fox Mine 255 koz @ 7.6 g/t Au Gold Bar South Production Q4 2021 Nevada, USA Organic Development Pipeline for Gold & Silver Resources 1 Gold Bar Pick Resource Q3 Reserve Q4

Prime Exploration Real Estate in Nevada

On Trend - Similar Geology

Criteria	Cortez	Gold Bar
Large footprint, shallow oxide gold	✓	✓
Host rock, alteration, mineralization style	✓	✓
Major faults, structural traps	✓	✓
Intrusions	✓	✓

Under-Explored with Upside Potential

✓ Surface Near Mine & Deeper Targets

✓ Oxide & Sulfide



Gold Bar
Nevada, USA
Nevada Gold Mines
Cortez
50 Moz Au cluster[1]
Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Gold Bar
Roberts Creek Fault
Wall Fault
Legend
MUX Property
NGM Property
Faults
12 miles
20 km
N

1. Includes past production and current resources.

MUX
6

MUX 2018 LOM pit June 2020 Pit Faults Gold Pick Model Revision ▪ 2018 model gold mineralization primarily stratigraphic control. ▪ 2020 preliminary model gold mineralization primarily structure controlled + some stratigraphic component. Gold Bar – Pit Shells 2018 & Preliminary 2020 2018 LOM Pit 2020 Preliminary Revised Pit 0 500 1,000 ft 0 150 300 m West Pick East Pick Central Pick

Gold Bar - 2020 West Pick Drilling Highlights

Confirming & de-risking 2020 in-pit mineralization at West Pick



Faults
June 2020 Pit
2018 LOM pit
2.7g/t Au / 90ft
incl. 4.9g/t Au / 45ft
5.1g/t Au / 64ft
incl. 11.3g/t Au / 17ft
3g/t Au / 75ft
incl. 3.6g/t Au / 60ft
2.9g/t Au / 82ft
incl. 5.3g/t Au / 40ft
1g/t Au / 100ft
incl. 1.7g/t Au / 40ft
1.9g/t Au / 108ft
incl. 2.7g/t Au / 72ft
1.4g/t Au / 81ft
incl. 3.9g/t Au / 10ft
1.5g/t Au / 110ft
incl. 12.7g/t Au / 5ft
1.4g/t Au / 230ft
incl. 6.86g/t Au / 15ft
0.86g/t Au / 120ft
incl. 1.66g/t Au / 25ft
incl. 2.85g/t Au / 5ft
2.4g/t Au / 95.9ft
incl. 4.38g/t Au / 46.5ft
1.5g/t Au / 110ft
incl. 2.5g/t Au / 45ft
3.2g/t Au / 185ft
incl. 3.63g/t Au / 160ft
3.2g/t Au / 110ft
incl. 4.0g/t Au / 55ft
1.2g/t Au / 145ft
incl. 2.3g/t Au / 50ft
3.4g/t Au / 90ft
incl. 5.4g/t Au / 55ft
1.7g/t Au / 225ft
incl. 2.2g/t Au / 60ft
0.6g/t Au / 170ft
1.7g/t Au / 61.8ft
West Pick
Central Pick
East Pick
0
500
1,000 ft
0
150
300 m

Cut off grade 0.2g/t Au, min. length 10ft, max. consecutive internal waste 10ft, If grade x length > 2 the composite will be added.

MUX

8

MUX Old Gold Bar Gold Bar - Upside Exploration Near Mine & at Property Scale Gold Bar South Pot Canyon Gold Canyon Cabin Creek Pick ▪ Extensions of known deposits (Gold Bar and Gold Bar South) ▪ Follow - up on positive drill intersections ▪ Deeper targets - “game changer” discovery potential Hunter Taurus Horse Canyon Rutabaga Gold Stone Ridge 6,100 m Gold Bar

Gold Bar South

Satellite Deposit

Near Surface Mineralization

Production Expected H2 2021

Ongoing 2020 Trenching & Drill Program:

- Confirming shallow high grade mineralization (+2g/t Au)
- Extending mineralization to the south
- Reinforcing geological understanding & control on gold mineralization



2019 drill results highlights
2020 drill results highlights
1.0g/t Au / 125ft incl. 1.8g/t Au / 20ft
1.0g/t Au / 146ft incl. 2.4g/t Au / 41ft
2.5g/t Au / 105ft incl. 5.4g/t Au / 25ft
1.7g/t Au / 185ft incl. 4g/t Au / 40ft
2.1g/t Au / 155ft incl. 3g/t Au / 100ft
2.0g/t Au / 195ft incl. 4.0g/t Au / 40ft
1.8g/t Au / 210ft incl. 2.9g/t Au / 120ft
2.9g/t Au / 125ft incl. 3.7g/t Au / 93ft
3.4g/t Au / 175ft incl. 5.2g/t Au / 80ft
2.8g/t Au / 120ft incl. 4.7g/t Au / 20ft
3.0g/t Au / 61ft incl. 6.6g/t Au / 25ft
1.9g/t Au / 205ft incl. 3.9g/t Au / 85ft
6.0g/t Au / 90ft incl. 10g/t Au / 50ft
2.4g/t Au / 104ft incl. 3.1g/t Au / 77ft
1.0g/t Au / 95ft incl. 1.4g/t Au / 50ft
1.2g/t Au / 125ft incl. 1.6g/t Au / 75ft
0.9g/t Au / 150ft incl. 2.4g/t Au / 35ft
1.5g/t Au / 70ft incl. 1.8g/t Au / 55ft
North Area Infill
Resource Pit Outline
Au GXM
> 50
30 to 50
20 to 30
10 to 20
5 to 10
< 5
0
500
1000ft
300 m
South Extension

MUX Past Challenges • Lack of definition drilling and a grade control block model • Did not follow the feasibility study and mine plan • Too much clay in ore blend exacerbated by wet winter conditions • Pushed tonnage & clay beyond plant capacity – resulted in inefficient mining, excessive downtime & maintenance, poor process controls and higher costs • Process plant deficiencies • Reactive ore control including a lack of blast movement monitoring • Gaps in organizational structure, processes, systems and asset management Gold Bar Operations – Start Up Review Gold Bar Nevada

MUX Gold Bar Operations – Become Profitable Turnaround Started & On - Track Q3 2020 x Operational review of people, processes, systems and assets x Preliminary resource model, pit optimization & 18 month mine plan x Improved clay blending and stockpile management x Crewed up and operating at 3000 TPD on dayshift – Ore and process control improvements – Resume full operations in August and then ramp up production - mining cycle improvements – New asset management strategy and expect further reductions to downtime – Resource model update and reserve update in Q4 QUALITY + EFFICIENCY + COSTS = CASHFLOW Gold Bar Nevada

MUX ▪ +20 km of prospective structures ▪ Proven mineralized gold systems ▪ Underexplored – low maturity level ▪ Near infrastructure (Mine and Mill) Black Fox Complex Located on Prime Segments of DPFZ Black Fox Timmins, Canada Taylor mine Aquarius Matheson Destor - Porcupine Fault Zone (DPFZ) Grey Fox Stock Property Froome Timmins Mining Camp 1 Gold Deposits Splay Structures Black Fox Property Black Fox Mine 1 Timmins Mining Camp - 36 kilometers west of Stock Property 6 miles

MUX 1 Lengths presented are true widths. Please see Sep 4, 2019 and Sep 6, 2018 press releases. Ore Bodies McEwen Mineralization Zones Stock Mine 27.2 g/t Au / 7m incl. 311 g/t Au / 0.6m Black Fox Mine 55.1 g/t Au / 1.2m 232 g/t Au / 0.9m Black Fox Complex Kirkland Lake Timmins 1,000m 2,000m Surface 3,300ft 6,600ft Stock West 6.7 g/t Au / 39m 5.6 g/t Au / 29.1m 7.72 g/t Au / 25m Stock East 63.6 g/t Au / 6.2m 34.7 g/t Au / 6.5m Grey Fox 53 g/t Au / 7.4m 39.5 g/t / 3.8m 4.8 g/t Au / 19m 10.9 g/t Au / 18.8m Stock Black Fox Black Fox Complex Exploration Upside • Near surface & depth extensions • Other Archean gold deposits go much deeper Headframe/ Shaft

Black Fox Going West & Deep

- Mineralized system open to the west and at depth
- Increasing efforts on understanding stope scale ore control and geology (back to basic)



Vertical Longitudinal Section
2019 Drill Results
2020 Drill Results
Froome
483.1g/t Au / 3m
Incl. 1435g/t Au / 1m,
30.8g/t Au / 1.94m,
78g/t Au / 2m,
20.2g/t Au / 3m
Incl. 52.8g/t Au / 1m,
13.9g/t Au / 4.9m
Incl. 59.5g/t Au / 0.9m
40.5g/t Au / 4m
Incl. 152.5g/t Au / 1m,
776.6g/t Au / 2.9m
Incl. 2488.2g/t Au / 0.9m,
162.3g/t Au / 3.15m
Incl. 1009.2g/t Au / 0.5m,
34g/t Au / 2.76m
Incl. 93.7g/t Au / 0.8m
79.2g/t Au / 2.87m
Incl. 197.5g/t Au / 1.1m
245.6g/t Au / 1.65m
Incl. 402g/t Au / 1m
145g/t Au / 0.86m
16.5g/t Au / 5.1m
Incl. 71.2g/t Au / 0.85m,
68.2g/t Au / 2.33m
32.5g/t Au / 3.5m
Incl. 68.3g/t Au / 1.05m,
283.3g/t Au / 1m,
37.2g/t Au / 2m
42.22g/t Au / 2m
Incl. 70.33gpt Au / 0.5m
30.6g/t Au / 8m
Incl. 231.4g/t Au / 1m
13.9g/t Au / 5.3m
23.3g/t Au / 2.8m,
76.7g/t Au / 1m
60.7g/t Au / 2.9m,
91.2g/t Au / 0.9m
232g/t Au / 0.9m
West Flank
Depth Extension
First Order Shoots
-500m
-1000m
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
0
500m

Structural Interpretation by David Rhys Panterra Geoservices Inc.

MUX
15

MUX Black Fox Complex Expansion Strategy 1 Grey Fox Stock Froome Production Growth Target +100 Koz / Year to Leverage Stock Mill Capacity Black Fox Mine - Current 2020 Improve & Sustain Production 2021 Near Term Production 2022 - 2023 Growth & LOM Exploration Discovery Contributing to Blue - Sky Growth Potential 1 Based on existing 1.5 Moz Measured & Indicated Resource.

Black Fox – 2020 Mine Plan New Opportunities Generated

What's Different?

1. Reassessment leading to discovery…
2. More working faces, shorter haul & flexibility
3. Development in place to drill and then access
4. High grade vs bulk low grade assessment



Black Fox West
280-300W
240E
280E
400-460CZ
620E
660HQZ
660-680 CZ
840E
Active Ore Development & Definition Drilling
YE 2019 Resources
Production Stopes
Planned Development
Actual Development
Actual Mined Stopes

240 East new discovery short haul; well drilled never mined multiple stopes in plan

West Flank Q4 Potential:
- **Froome Decline** new target near surface & portal entrance
- **280-300W** res/rsv definition drilling

MUX 17

MUX Froome Twin Ramp Access – Average 30% Complete ON TARGET EXPECT FIRST ORE Q2 2021 Black Fox Pit North Actual 375m Actual 262m Ventilation Ramp Remaining 637m Haulage Ramp Remaining 718m Haulage Ramp 27% Complete Ventilation Ramp 37% Complete July 15 th Actual Plan View Pit bottom Transverse & longitudinal stope development light green

MUX Froome – Planned Production Q4 2021 Froome vs Black Fox Important Advantages: • Shallower deposit, suited for low cost, productive ‘bulk mining’ and not beneath the pit • More consistent grades and continuity in a wide disseminated style mineralization • Wider expected mining widths ranging from 15 - 40 m for most of the deposit • Larger stopes = more efficient underground development & mine sequencing • Lower gradient & straighter ramp = more efficient haulage and reduced underground congestion • Fair to Good ground conditions expected to be positive for dilution & grade control Section Looking North July 15 th Development Progress Portals Black Fox Open Pit Surface Froome Deposit

MUX Froome Deposit – Typical Core Intersection 4.55 g/t Au over 53m (from 127m) , incl. 8.92 g/t Au over 10.6m (Hole # 15PR - G031 ) Silicified metasediments cut by quartz - ankerite veinlets and breccias with up to 5% disseminated fine grained pyrite.

MUX 2 km 1.2 miles N Please see Appendix for more details. Grey Fox Deposit Black Fox Mine Froome 181,000 oz Indicated @ 5.1 g/t Au Grey Fox 888,000 oz Indicated @ 7.1 g/t Au 173,000 oz Inferred @ 6.6 g/t Au Black Fox Property

MUX Area Project Hole Number Gold (g/t) Width (m) From (m) Including Au_GxM GREY FOX 147NE 19GF - 1253 265 1.20 56 318 19GF - 1121 261 0.60 168.7 157 19GF - 1123 39.5 3.80 325 143 g/t Au over 1m 150 19GF - 1151 10.0 13.2 229.8 133 19GF - 1134 6.98 15.5 466 108 19GF - 1175 148 0.71 189.1 105 GF South 19GF - 1198 10.9 18.8 281.2 205 19GF - 1261 13.6 15.0 69 126.5 g/t Au over 1m 204 19GF - 1277 29.1 5.00 98 146 19GF - 1310 4.30 26.5 335 113 147 Zone 19GF - 1187 3.99 34.0 207 7.04 g/t Au over 14m 136 19GF - 1259 120.5 1.10 7.9 133 Whiskey Jack 19GF - 1293 53.0 7.40 147 392 19GF - 1248 8.99 44.0 181 395 19GF - 1242 9.74 13.0 107 127 Gibson 19GF - 1275 26.3 9 892 226 g/t Au over 1m 236 19GF - 1106W1 26.7 8.04 739 519 g/t Au over 0.4m 215 Grey Fox 2019 Drill Results Highlights Strong near surface mineralization from multiple zones Width(m) = Down hole intersection

MUX 1 km (0.6 miles) 1.5 km 1.5 km Sedimentary rocks Syenite Intrusion Mafic Volcanic Rocks Mafic Volcanic Rocks 147 Zone Contact Zone Gibson South Zone 147NE Whiskey Jack Apr 30, 2020 Resource Update: 888 Koz @ 7.05 g/t Au Indicated 173 Koz @ 6.58 g/t Au Inferred Ultramafic volcanic rocks Grey Fox – 888,000 Ounces Gold @ 7.05 g/t Indicated ▪ Drilling success confirming structural controls ▪ Growing Resources ▪ Defining large mineralized system ▪ 6 distinct mineralized zones ▪ New discovery e.g. 147NE ▪ Strong upside potential (e.g. Whiskey Jack)

MUX Grey Fox – Abundant Visible Gold ▪ Starting at surface ▪ Good grade, widths and continuity ▪ Less deformed than Black Fox, more competent rock ▪ Open Pit + Underground potential

MUX Grey Fox - High Grade, Near Surface, Good Ground Grey Fox South: 9.4 g/t Au over 22 m, incl. 19.6 g/t Au over 6 m (Hole 19GF - 1198 from 280 m) ▪ Replacement - disseminated style mineralization ▪ Occurring when C - breccia quartz - carbonate veins structures cross favourable host rock unit (variolitic mafic volcanic) ▪ High grade over significant widths Gold grade (g/t)

MUX Whiskey Jack: 53 g/t Au over 7.4 m (Hole 19GF - 1293 from 147 m) Grey Fox – “ New ” High Grade, Near Surface Gold grade (g/t) ▪ Newest drill success at Grey Fox ▪ Follow - up on historical isolated drill hits ▪ Improved understanding on control of mineralization (very high grade intersected at shallow depth) ▪ Open mineralization

MUX Gibson Portal 147 NE Contact Pit 147 Pit Gibson South Pit 1km Whiskey Jack NORTH ▪ Potential high grade open pit (+3g/t)* ▪ Potential underground (7g/t)* ▪ Scoping study Q4 2020 ▪ Includes scoping requirements for the Stock mill, infrastructure, environment, etc. Grey Fox – Growing Into a Potential L ong - Life Core Asset Grey Fox Conceptual Pits * Resource estimate source: May 19, 2020 news release.

MUX Stock Property Exploration Success Driving Organic Growth Opportunities Timmins, Canada Taylor mine Aquarius Matheson Destor - Porcupine Fault Zone (DPFZ) Grey Fox Stock Property Froome Timmins Mining Camp Gold Deposits Black Fox Property Black Fox Mine ▪ Hosts Mill & Historical Producing Mine 6 miles

Stock - Significant Intersections Over a 3 Km Trend Strong Upside Potential

2018-2019 MUX Exploration Success:

- ✓ Stock West Discovery
- ✓ Stock Mine Depth Extension
- ✓ Stock East Resource



Au GXM
> 150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5
Sediments
Stock Mine
Stock East
Stock West
62g/t Au / 0.38m
Destor-Porcupine Fault Zone
Nighthawk Break
3 km Mine Trend
Volcanics
16.5g/t Au / 1.53m
5.3g/t Au / 1.83m
8.6g/t Au / 1.53m
41.5g/t Au / 0.24m
0
2000m
6500 ft

MUX
29

Stock - Significant Intersections Over a 3 Km Trend - Strong Upside Potential



Stock West Discovery
16,350 m Drilling from 31 Holes
Avg: Grade 5 g/t Au, Widths 15-20 m
Area: 265 m Along Strike, 100-200 m Vertically
Stock Mine Extension
Stock East Resource
121 Koz Au Indicated Resource:
▪ 83 Koz @ 1.26 g/t Au Open Pit
▪ 38 Koz @ 3.19 g/t Au Underground
S19-112A 4.2g/t Au / 14.5m incl. 12.2g/t Au / 3.4m
S19-98 5.6g/t Au / 30m incl. 9.1g/t Au / 13m
S19-113 6.5g/t Au / 19m incl. 7g/t Au / 17m
S19-105 5.5g/t Au / 29.7m incl. 5.6g/t Au / 29.1m
S19-106 7.7g/t Au / 25m incl. 11.2g/t Au / 16.2m
S19-101 6.4g/t Au / 42m incl. 6.7g/t Au / 39m
S18-31 5.6g/t Au / 3.3m, 14.1g/t Au / 1.8m incl. 30.1g/t Au/ 0.8m
S19-95 27.2g/t Au / 7m incl. 311g/t Au/ 0.6m
SEZ19-35 63.6g/t Au / 6.2m incl. 317g/t Au / 1.2m
SEZ19-28 34.7g/t Au / 6.5m incl. 74.1g/t Au / 3m
Stock Deep
2020 Planned Infill & Step-Out Drilling
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5
-200m
-400m
-800m
-1000m
-1200m
0
1000 m
3300 ft
Mineralized Areas / Targets

Longitudinal Section –Looking North. All intersections are core lengths.

MUX

Stock West Drill Results

Strong, Consistent Mineralized Intersections

Au g/t
> 30
20 to 30
10 to 20
5 to 10
3 to 5
1 to 3

Hole S19-101
494m to 536m

	Length	Au g/t	Cog 1	Cog 3
494m	1.0	1.3	6.37g/t Au / 42m	
	1.0	1.6		
	1.0	2.4		
	1.0	4.1		6.72g/t Au / 39m
	1.0	6.6		
	1.0	2.8		
	1.0	3.4		
	1.0	8.3		
	1.0	16.7		
	1.0	7.9		
	1.0	5.3		
	1.0	2.9		
	1.0	4.8		
	1.0	3.1		
	1.0	6.7		
	1.0	11.3		
	1.0	5.1		
	1.0	6.7		
	1.0	7.8		
	1.0	3.1		
	1.0	5.7		
	1.0	6.7		
	1.0	9.5		
	1.0	3.5		
	1.0	6.2		
	1.0	6.4		
	1.0	6.8		
	0.9	9.5		
	0.2	4.2		
	0.9	2.7		
	1.0	41.4		
	1.0	4.0		
	1.0	4.2		
	0.5	6.7		
	0.5	5.2		
	1.0	4.3		
	1.0	4.7		
	1.0	2.0		
	1.0	11.0		
	1.0	7.9		
	1.0	6.4		
	1.0	0.9		
	1.0	1.0		
536m	1.0	5.7		

Hole S19-105
475m to 504.1m

	Length	Au g/t	Cog 1	Cog 3
475m	1.0	6.6	5.62g/t Au / 29.1m	5.62g/t Au / 29.1m
	1.0	3.0		
	1.0	1.8		
	1.0	2.3		
	1.0	3.5		
	1.0	2.3		
	1.0	3.1		
	1.0	2.5		
	1.0	7.7		
	1.0	8.7		
	1.0	2.4		
	1.0	3.3		
	1.0	5.1		
	1.0	1.6		
	1.0	5.5		
	1.0	4.0		
	1.0	4.5		
	1.0	5.2		
	1.0	2.6		
	1.0	0.9		
	1.0	4.1		
	1.0	2.1		
	1.2	3.1		
	0.8	1.2		
	1.0	6.2		
	1.0	22.8		
	1.0	8.3		
	1.0	22.3		
	0.6	18.7		
504.10m	0.6	11.8		

Hole S19-106
536m to 561m

	Length	Au g/t	Cog 1	Cog 3
536m	1.0	1.2	7.72g/t Au / 25m	
	1.0	0.1		
	1.0	0.8		
	1.0	3.4		11.24g/t Au / 16.2m
	1.0	1.3		
	1.0	0.7		
	1.0	11.6		
	1.0	6.0		
	1.0	10.7		
	1.0	10.4		
	1.0	16.9		
	1.0	12.6		
	1.0	13.7		
	1.0	26.8		
	1.0	21.4		
	1.0	9.5		
	1.0	13.9		
	1.0	13.1		
	1.2	8.7		
	0.8	2.3		
	1.0	2.0		
	1.0	0.5		
	1.0	1.4		
	1.0	0.8		
561m	1.0	2.2		

MUX

MUX 5.6 g/t Au over 30 m Stock West Drill Results Strong, Consistent Mineralized Intersections Visible Gold VG

MUX 1. Hochschild Mining 2019 Annual Report. 2. 49% basis. 3. Mar 16, 2020 - “McEwen Mining Reports 2019 Full Year and Q4 Results". 4. Hochschild’s “Annual Report and Accounts 2018” McEwen Mining Reports 2019 Full Year and Q4 Results". 5. Newmont 2019 10 - K report. 6. Hochschild’s news releases - Feb 19, 2020 San José Mine N Production 2019 5 334,000 oz Au 20 k m Newmont Cerro Negro Mine Reserve Grade 1 Production 2019 (MUX’s 49% 2,3 ) Mine Life 4 459 gpt Silver 7.3 gpt Gold 3.4 Moz Silver 52 koz Gold 5 Years 12 miles San José Mine: Production Since 2007 High Grade Silver & Gold (49% Owned) ▪ Large Property ▪ High Grade Mine ▪ Surrounds Newmont San José Argentina

MUX Tonnes Copper Gold Silver Indicated: 962 Million 10.2 Billion lbs @ 0.48% 1.7 Million oz @ 0.06 gpt 55.7 Million oz @ 1.8 gpt Inferred: 2,666 Million 19.3 Billion l bs @ 0.33% 3.8 Million O z @ 0.04 gpt 135.4 Million Oz @ 1.6 gpt Source: Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Drill Intersections Highlights: 221 m (725 ft) @ 1.62% Cu 200 m (656 ft) @ 0.89% Cu 240 m (787 ft) @ 0.94% Cu 360 m (1,181 ft) @ 0.63% Cu 429 m (1,470 ft) @ 0.75% Cu Los Azules Argentina Significant Optionality to Copper Los Azules : De - Risking

MUX Los Azules - Robust @ $3/lb Copper Highlights PEA 2017 (Hatch) Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Initial Capex Payback Mine Life After - Tax IRR After - Tax NPV @ 8% Avg. Annual Production 1st 13 Years $2.4 Billion 3.6 Years 36 Years 20% $2.2 Billion 415 Million lbs Cu @ cash cost $1.14/lb + Au & Ag credits

MUX What Makes MUX Unique? $16 5 M 2 1% $1/ Y r Investment 1 Ownership Salary Avg. Daily Share Vol 2 : Shares Outstanding: Fully Diluted: Share Price: Market Cap : 5.0 million 400 million 435 million US$ 1.08 US$ 432 million Rob McEwen 21% Institutional 20% Retail 59% Stock Ownership 1 Rob McEwen’s: $1 40 M shares investment + $25 M loan investment, Aug 13, 2018 & Mar 29, 2019 press release. Share ownership. SEC filings. 2 As of Jul 10, 2020.

MUX -80 -60 -40 -20 0 20 40 60 80 Oct/2017 Jan/2018 Apr/2018 Jul/2018 Oct/2018 Jan/2019 Apr/2019 Jul/2019 Oct/2019 Jan/2020 Apr/2020 Jul/2020 Exploration Success Obscured by Operational Challenges - Turnaround in Progress % MUX - 49% Source: Bloomberg. From Oct 6, 2017 – Jul 10 , 20 20 . Operational Issues @ Black Fox & Gold Bar GDX 63% HUI 54% GDXJ 53% Gold + 41% S&P500 + 25% DOW + 15% Black Fox Purchase Distressed Asset

MUX ▪ Closing the share performance gap by improving our operations ▪ Refinancing debt COMPLETED ▪ Rich diversified asset base, gold, silver and copper ▪ Major organic growth pipeline with Froome , Grey Fox and Stock ▪ Los Azules - big copper optionality Turnaround Story & 2020 Priorities

Appendix

MUX Appendix: Reserves & Resources Mineral Reserves Source: Company disclosure. Attributable Gold Reserves Proven Probable Proven + Probable 43 - 101 Au Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Gold Bar 2.2 1.27 88 14.3 0.96 436 16.5 0.99 524 San José (49%) 0.4 7.75 96 0.1 5.78 22 0.5 7.28 118 Black Fox Mine 0.04 5.4 7 0.3 5.78 57 0.3 5.73 64 TOTAL 191 515 706 Attributable Silver Reserves Proven Probable Proven + Probable 43 - 101 Ag Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.4 489 6,032 0.1 363 1,413 0.5 459 7,448

Appendix: Reserves & Resources

Mineral Resources

Attributable Gold Resources												
	Measured			Indicated			Measured + Indicated			Inferred		
43-101 Au Resources	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.8	8.59	212	0.5	6.04	94	1.2	7.61	306	0.9	5.62	157
Los Azules	-	-	-	962.0	0.06	1,700	962.0	0.06	1,700	2,666.0	0.04	3,800
El Gallo Silver	1.1	0.09	3	4.4	0.13	19	5.5	0.12	22	0.6	0.38	7
Palmarito	1.7	0.38	20	0.01	0.23	0	1.7	0.38	20	0.5	0.30	5
Palmarito Dumps	0.2	0.29	2	0.1	0.24	1	0.2	0.28	2	-	-	-
Carrisalejo	-	-	-	0.4	0.11	1	0.4	0.11	1	0.04	0.02	-
El Encuentro	-	-	-	0.5	1.87	32	0.5	1.87	32	0.2	5.68	35
El Gallo Heap Leach Pad	-	-	-	4.7	0.56	84	4.7	0.56	84	4.4	0.72	101
Tonkin	17.5	1.44	820	14.7	1.34	627	32.3	1.39	1,447	8.4	1.13	311
Gold Bar	2.8	1.17	106	21.6	0.88	614	24.4	0.93	719	6.8	0.90	196
Gold Bar South	0.7	1.23	29	1.1	0.97	35	1.9	1.07	64	0.4	0.72	9
New Pass (50%)	5.0	0.97	156	0.1	0.59	1	5.1	0.97	157	-	-	-
Limo	5.9	0.89	168	3.7	0.61	73	9.6	0.78	241	2.2	0.70	51
Timmins, Open Pit	0.5	2.44	36	12.1	1.89	741	12.6	1.91	777	6.3	1.79	358
Timmins, Underground	0.4	5.56	64	4.1	4.82	628	4.4	4.88	692	4.2	4.35	596
Black Fox Mine	0.2	7.83	61	0.8	7.48	195	1.1	7.56	255	0.1	7.32	12
Tamarack	-	-	-	0.8	1.83	46	0.8	1.83	46	-	-	-
Grey Fox	-	-	-	3.9	7.05	888	3.9	7.05	888	0.8	6.58	173
Froome Underground	-	-	-	1.1	5.09	181	1.1	5.09	181	0.05	4.13	7
Stock East Open Pit	-	-	-	2.0	1.26	83	2.0	1.26	83	0.3	0.91	8
Stock East Underground	-	-	-	0.4	3.19	38	0.4	3.19	38	-	-	-
TOTAL			1,676			6,081			7,754			5,826

Source: Company disclosure.
Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

MUX
41

MUX Appendix: Reserves & Resources Mineral Resources (Cont’d) Source: Company disclosure. Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Silver Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Ag Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.8 537 13,231 0.5 364 5,660 1.2 470 18,888 0.9 356 9,960 Los Azules 962.0 2 55,700 962.0 2 55,700 2,666.0 2 135,400 El Gallo Silver 1.1 150 5,088 4.4 120 17,053 5.5 125 22,140 0.6 82 1,488 Palmarito 1.7 136 7,245 0.01 148 52 1.7 136 7,297 0.5 133 2,258 Palmarito Dumps 0.2 177 1,007 0.1 154 338 0.2 170 1,345 - - - Carrisalejo - - - 0.4 116 1,454 0.4 116 1,454 0.04 821 1,111 El Encuentro - - - 0.5 2 42 0.5 2 42 0.2 19 117 New Pass (50%) 5.0 8 1,320 0.1 3 7 5.1 8 1,326 - - - Tamarack - - - 0.8 26 663 0.8 26 663 - - - TOTAL 27,891 80,969 108,856 150,334

MUX Appendix: Cautionary Note Regarding NON - GAAP Measures In this presentation, we have provided information prepared or calculated according to U . S . GAAP, as well as provided some non - U . S . GAAP ("non - GAAP") performance measures . Because the non - GAAP performance measures do not have any standardized meaning prescribed by U . S . GAAP, they may not be comparable to similar measures presented by other companies . Total Cash Costs per GEO, and All - in Sustaining Costs (“AISC”) per GEO . Total cash costs consist of mining, processing, on - site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs . All - in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures . In order to arrive at our consolidated all - in sustaining costs, we also include corporate general and administrative expenses . Depreciation is excluded from both total cash costs and all - in sustaining cash costs . For both total cash costs and all - in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100 % economic share in the production, such as MSC, where we hold a 49 % interest . Total cash cost and all - in sustaining cash cost per GEO sold are calculated on a co - product basis by dividing the respective proportionate share of the total cash costs and all - in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold . We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations . A reconciliation to the nearest U . S . GAAP measure is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 . Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non - GAAP financial measure . We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations . We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49 % attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales . To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine - site level . The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100 % basis, in Note 5 of McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 . Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non - GAAP financial measure . We report this measure to better understand our liquidity in each reporting period . Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P . M . Fix spot price at the corresponding period . A reconciliation to the most directly comparable U . S . GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 .